UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

PENN Entertainment, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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On January 29, 2025, PENN Entertainment, Inc. issued the following press release.

PENN Entertainment Confirms Receipt of Director Nominations

No Shareholder Action Required at This Time

WYOMISSING, Pa., January 29, 2025 -- PENN Entertainment, Inc. (Nasdaq: PENN) (“PENN” or the “Company”) today confirmed that its Board of Directors has received notice from HG Vora Capital Management, LLC that it has nominated three director candidates to stand for election to the Company’s Board of Directors at PENN’s 2025 Annual Meeting of Shareholders. PENN issued the following statement:

The PENN Board and management team are committed to creating long-term value for all shareholders and will continue to take actions to achieve that objective. We regularly solicit feedback and engage with the investment community about our strategy, performance and business priorities.

The Board’s Nominating and Corporate Governance Committee will carefully review HG Vora’s proposed director nominees, in line with PENN’s normal evaluation procedures, and present its formal recommendation regarding the election of directors in the Company’s proxy materials, which will be filed with the U.S. Securities and Exchange Commission ahead of the 2025 Annual Meeting.

The 2025 Annual Meeting has not yet been scheduled, and PENN shareholders are not required to take any action at this time.

Goldman Sachs & Co. LLC is serving as PENN’s financial advisor and Wachtell, Lipton, Rosen & Katz is serving as legal counsel.

About PENN Entertainment

PENN Entertainment, Inc., together with its subsidiaries (“PENN,” or the “Company”), is North America’s leading provider of integrated entertainment, sports content, and casino gaming experiences. PENN operates in 28 jurisdictions throughout North America, with a broadly diversified portfolio of casinos, racetracks and online sports betting and iCasino offerings under well-recognized brands including Hollywood Casino®, L’Auberge®, ESPN BET™ and theScore BET Sportsbook and Casino®. PENN’s ability to leverage its partnership with ESPN, the “worldwide leader in sports,” and its ownership of theScore, the top digital sports media brand in Canada, is central to the Company’s highly differentiated strategy to expand its footprint and efficiently grow its customer ecosystem. PENN’s focus on organic cross-sell opportunities is reinforced by its market-leading retail casinos, sports media assets, and technology, including a proprietary state-of-the-art, fully integrated digital sports and iCasino betting platform and an in-house iCasino content studio (PENN Game Studios). The Company’s portfolio is further bolstered by its industry-leading PENN Play™ customer loyalty program, offering its 31 million members a unique set of rewards and experiences.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements can be identified by the use of forward-looking terminology such as “expects,” “believes,” “estimates,” “projects,” “intends,” “plans,” “goal,” “seeks,” “may,” “will,” “should,” “look forward to,” or “anticipates” or the negative or other variations of these or similar words, or by discussions of future events, strategies or risks and uncertainties. These statements are based upon management's current expectations, assumptions and estimates and are not guarantees of timing, future results, or performance. Therefore, you should not rely on any of these forward-looking statements as predictions of future events. Actual results may differ materially from those contemplated in these statements due to a variety of risks, uncertainties and other factors, including those factors described in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.

Important Additional Information Regarding Proxy Solicitation

PENN intends to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for the Company’s 2025 Annual Meeting of shareholders (the “Proxy Statement” and such meeting, the “2025 Annual Meeting”). The Company, its directors and certain of its executive officers will be deemed participants in the solicitation of proxies from shareholders in respect of the 2025 Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s proxy statement for the 2024 Annual Meeting of shareholders, filed with the SEC on April 23, 2024 (the “2024 Proxy Statement”), which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000921738/000114036124021379/ny20018854x1_def14a.htm, including under the headings “Proposal 1: Election of Class I Directors,” “Corporate Governance Matters,” “Director Compensation,” “Security Ownership of Certain Beneficial Owners and Management,” “Executive Compensation,” “Compensation Tables and Arrangements” and “Pay Versus Performance.” To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the 2024 Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, by David A. Handler on May 8, 2024, by Felicia Hendrix on May 8, 2024, by Anuj Dhanda on May 8, 2024, by David A. Handler on May 31, 2024, by Jay A. Snowden on September 3, 2024, by Anuj Dhanda on September 9, 2024, by David A. Handler on September 12, 2024, by Barbara Shattuck Kohn on January 7, 2025, by Christopher Rogers on January 7, 2025, by David A. Handler on January 7, 2025, by Anuj Dhanda on January 7, 2025, by Marla Kaplowitz on January 7, 2025, by Felicia Hendrix on January 7, 2025, by Ronald J. Naples on January 7, 2025, by Jane Scaccetti on January 7, 2025, by Todd George on January 7, 2025, by Jay A. Snowden on January 7, 2025, by Vimla Black Gupta on January 7, 2025 and by Saul Reibstein on January 7, 2025. Additional information can also be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 22, 2024, which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/921738/000092173824000012/penn-20231231.htm. Details concerning the nominees of the Company’s Board of Directors for election at the 2025 Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS AND SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. These documents, including the definitive Proxy Statement (and any amendments or supplements thereto) and other documents filed by the Company with the SEC, will be available for no charge at the SEC’s website at http://www.sec.gov and at the Company’s investor relations website at https://www.pennentertainment.com/corp/investors.

Investors:

Joseph N. Jaffoni, Richard Land

JCIR

212-835-8500 or penn@jcir.com

Media:

Matt Sherman / Aura Reinhard / Sophie Throsby / Maeve Barbour

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449